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         UNITED   STATES   SECURITIES   AND   EXCHANGE   COMMISSION

                                                      Washington,   D.C.
20549







                                                                   FORM   8-K








                                                           CURRENT   REPORT

                  Pursuant   to   Section   13   OR   15(d)   of   The
Securities   Exchange   Act   of   1934







Date   of   Report:   July   31,   2020





                                                        Aimrite   Holdings
Corp.




                                                                      Delaware


             _________________________________________________________________




                                                (State   or   Other
Jurisdiction   of   Incorporation)





                                                                     000-26237


         _____________________________________________________________________




                                                           (Commission    File
N   umber)





                                                                     85-1962764


        ______________________________________________________________________




                                                       (IRS   Employer
Identification  N       o.)





                                                          14   Wall   Street,
20th   floor

                                                                      NY,   NY
                               10005

    __________________________________________________________________________




                                                                      (Address
 of  p  rincipal   executive   offices)    (Zip   Code)





                                                                   202-236-3427


    __________________________________________________________________________


                                           (Registrant s   telephone   number,
 including   area   code)




                                                     Company   deregistered
in   2005.

______________________________________________________________________________




                                     (Former   name   or   former   address,
if   changed   since   last   report.)







Check   the   appropriate  b  ox  b  elow   if   the   Form   8-K   filing   is
  intended   to   simultaneously   satisfy   the   filing   obligation   of

the   registrant   under   any   of   the   following  p  rovisions   (see
General   Instruction   A.2.  b  elow):


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              [   ]   Written   communications  p  ursuant   to   Rule   425
under   the   Securities   Act   (17   CFR   230.425)

              [   ]   Soliciting   material  p  ursuant   to   Rule   14a-12
under   the   Exchange   Act   (17   CFR   240.14a-12)

              [   ]   Pre-commencement   communications  p  ursuant   to   Rule
  14d-2(b)   under   the   Exchange   Act   (17   CFR   240.14d-2(b))

              [   ]   Pre-commencement   communications  p  ursuant   to   Rule
  13e-4(c)   under   the   Exchange   Act   (17   CFR   240.13e-4(c))







             Item   1.01   Entry   into   a   Material   Definitive
Agreement.





                      (a)   If   the   registrant   has   entered   into   a
material   definitive   agreement   not   made   in   the   ordinary   course
of  b  usiness   of   the

registrant,   or   into   any   amendment   of   such   agreement   that   is
material   to   the   registrant,   disclose   the   following   information:




                                   (1)   the   date   on   which   the
agreement   was   entered   into   or   amended,   the   identity   of   the  p
 arties   to   the   agreement

              or    amendment    and    a   b  rief    description    of    any
   material    relationship   b  etween    the    registrant    or    its
affiliates    and    any    of    the

             parties,   other   than   in   respect   of   the   material   de
fi nitive   agreement   or   amendment,   and;







                                   July   1,   2020







                                   (2)   a  b  rief   description   of   the
terms   and   conditions   of   the   agreement   or   amendment   that   are


                                   material   to   the   registrant.



              The   registrant   has   entered   into   a   material
definitive   agreement,   which   is   solely   pursuant   to,

              and   within   the   confines   of   Section   508,   of
PUBLIC   LAW   115174MAY   24,   2018,   the

             ECONOMIC   GROWTH,   REGULATORY   RELIEF,   AND   CONSUMER
PROTECTION

             ACT   (the   Act).



             After   passage   and   enactment   of   the   Act,   the   S.E.C.
  created   the   program   rules,   entitled,

              Conditional   Small   Issues   Exemption   under   the
Securities   Act   of   1933   (Regulation   A).

              (hereinafter   the   OTC   251)



              The   program   rules   are   codified   at   S.E.C.   Release
No.   33-10591;   File   No.   S7-29-18].



              The   agreement   is   made   strictly   within   the   confines
 of,   and   solely   for   the   purposes   of   capital

             raising,   in   the   manner   described   in   said   rules,
and   for   no   other   purpose.



              Should   any   other   purpose   emerge,   or   be   interpreted
 as   having   emerged   from   the   agreement,

             which   is   or   may   be   in   conflict   with   the   said
rules,   any   part   of   said   agreement   which   is   in

              conflict   shall   be   deemed   as   deleted   from   the
agreement.



             As   contained   within   the   rules   governing   the   program,
  therefore,   the   current   Registrant   is


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            filing   this   current   Form   8-K,   in   order   to   bring
its   EDGAR   file   up   to   date.



            In   further   compliance   with   program   rules,   the
Registrant   will,   shortly   after   the   filing   of   this

            Form   8-K,   file   its   electronic   form   1-A,   and   its
offering   circular,   for   Parts   II   and   III   of

            Regulation   A+,   under   the   terms   and   conditions   as
set   forth   in   the   program   rules,   and   for   no

            other   reason,   than   for   capital   raising   and   business
operations,   as   allowed   and   permitted   by

            said   rules,   and   not   under   any   other   rules,   laws
or   regulations.



            The   said   agreement   is   made,   pursuant   to   the   said
rules,   with   OTC   251,   Inc.,   (hereinafter,

            OTC   251),   and   solely   for   the   purposes   of   raising
capital   and   business   operations,   as   allowed

            under   said   rule,   and   not   under   any   other   rules,
laws   or   regulations,   save   for   those   as

            allowable   under   the   provisions   of   Regulation   A+.



            Pursuant   to   the   program   rules,   Rule   251(c)   -   safe
harbor   -   protects   both   the   current   Registrant

            under   Form   8-K,   from   any   debts,   liens   or   other
encumbrances,   either   past,   present   or   future,

            and   all   of   the   officers,   directors   and   shareholders,
 past,   present   and   future.



            Rule   144,   as   made   applicable   to   Regulation   A+,
under   the   program   rules,   will   permit   the

            Registrant   to   take   advantage   of   that   rule,   which
allows   for   an   immediate   resale   of   any

            securities   purchased,   up   to   30%   of   the   amount
purchased,   the   remaining   70%   to   be   held   for   a

            period   of   one   year   after   purchase.



            The   agreement   provides   for   the   Registrant   to   take
such   necessary   steps,   so   as   to   make   current

            its   ticker   symbol,   AIMH,   on   the   OTC   Markets   board,
 which   is   currently   showing   as   'yield,

            due   to   the   fact   that   the   Registrant   has   been
deregistered   with   the   United   States   Securities   and

            Exchange   Commission   for   more   than   fifteen   years.
There   are   none   of   the   current   company

            members   who   were   a   part   of   the   company   in   that
previous   era,   and   none   who   know   the   past

            persons,   or   knew   them,   and   none   of   the   current
company   members   had   or   have   any   contact

            with   such   past   members.



            To   the   extent   permissible,   and   concurrently   therewith,
 or   standing   alone,   the   Registrant

            believes   that   it   may   take   advantage   of   the   most
recent    'testing   the   waters'   provisions   of

            S.E.C.   rules.   On   this   issue,   the   Registrant   is
relying   on   the   Release   No.   33-10699,   File   No.

            S7-01-19,   and   for   informational   guidance,   upon   the
Harvard   Law   School   article,   SEC

            Expansion   of   Testing-the-Waters   Communications   to   All
Issuers,   Harvard   Law   School

            Forum   on   Corporate   Governance,    October   4,   2019.





Item   4.02   Non-Reliance   on   Previously   Issued   Financial   Statements
 or   a   Related   Audit   Report   or   Completed   Interim

Review.



                    (a)   If   the   registrant s  b  oard   of   directors,
a   committee   of   the  b  oard   of   directors   or   the   officer   or
officers   of   the   registrant


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authorized   to   take   such   action   if  b  oard   action   is   not
required,   concludes   that   any  p  reviously   issued   financial
statements,   covering   one

or    more    years   or   interim  p  eriods   for   which   the   registrant
 is   required   to  p  rovide   financial   statements   under   Regulation
S-X   (17   CFR

2 10)    should    no    longer   b  e    relied    upon   b  ecause    of
an    error    in    such    financial    statements    as    addressed    in
 FASB    ASC    Topic    250,

Accounting   Changes   and   Error   Corrections,   as   may  b  e   modified,
 supplemented   or   succeeded,   disclose   the   following   information:



                             (1)   the   date   of   the   conclusion
regarding   the   non-reliance   and   an   identification   of   the
financial   statements   and   years

or  p  eriods   covered   that   should   no   longer  b  e   relied   upon;




             The   most   recent   financial   information   was   filed   by
the   predecessor   management   team   on    Form   10   QSB,

             filed   in   the   EDGAR   file   on   December   14,   2001.   On
  March   11,   2005,   Form   15-12G   was   uploaded   onto

             the   Registrants   EDGAR.



             Therefore,   and   although   the   Registrant's   new   team   is
  filing   this   Form   8-K   as   of   the   date   shown   hereon,

             in   the   year,   2020,   such   Registrant   representatives,
relate   back   to   the   December   14,   2001   termination

             date,   as   the   date   upon   which   they   base   their
non-reliance;



                          (2)   a  b  rief   description   of   the   facts
underlying   the   conclusion   to   the   extent   known   to   the
registrant   at   the   time   of

                filing;



                The   Registrant's   new   team   had   no   contact   with
the   previous   Registrant's   team,   or   business,   and   the

                gap   of   at   least   eighteen   years   in   between   the
filing   of   the   closeout   Form   8-K,   by   the   original

                Registrants,   and   this   filing   provide   the   basis
for   the   non-reliance   on   any   such   past   reports,   and;



                             (3)   a   statement   of   whether   the   audit
committee,   or   the  b  oard   of   directors   in   the   absence   of   an
 audit   committee,   or

authorized   officer   or   officers,   discussed   with   the   registrant s
independent   accountant   the   matters   disclosed   in   the   filing  p
ursuant   to   this

Item   4.02(a).



             No   members   of   the   Registrant's   new   team   have
discussed   any   matters   discussed   in   the   filing   with   any

             members   of   the   previous   team,   or   with   any   previous
  auditors.







                     (b)   If   the   registrant   is   advised  b  y,   or
receives   notice   from,   its   independent   accountant   that   disclosure
 should  b  e   made   or

action   should  b  e   taken   to  p  revent   future   reliance   on   a  p
reviously   issued   audit   report   or   completed   interim   review
related   to  p  reviously

issued   financial   statements,   disclose   the   following   information:




                (1)   the   date   on   which   the   registrant   was   so
advised   or   notified;



                The   Registrant's   new   team   did   not   seek   such
advice,   because   there   is   an   18-year   gap   in

                activity   on   the   EDGAR   file,   such   that   any
entries   from   that   era   cannot   have   any   bearing   on

                this   current   filing;



                (2)   identification   of   the   financial   statements   that
  should   no   longer  b  e   relied   upon;



                Any   financial   statements   up   to   and   including   to
the   deregistration   as   shown   on   the   EDGAR

                file,   should   no   longer   be   relied   upon;


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                 (3)   a  b  rief   description   of   the   information  p
rovided  b  y   the   accountant;   and



                 The   Registrant's   new   team   has   been   unable   to
identify   the   accountants   on   the   file,   or   to   be   able

                 to   contact   any,   with   respect   to   any   financial
statements   up   to   and   including   to   the   deregistration

                 as   shown   on   the   EDGAR   file.



                 The   previous   owners,   who   filed   the   Form   8-K
eighteen   years   ago,   provided   their   information

                 of   a   winding   down   on   such   form,   and   the
Registrant   has   relied   on   this   information







                               (4)   a   statement   of   whether   the   audit
  committee,   or   the  b  oard   of   directors   in   the   absence   of
an   audit   committee,   or

authorized   officer   or   officers,   discussed   with   the   independent
accountant   the   matters   disclosed   in   the   filing  p  ursuant   to
this   Item

4.02(b).



              As   there   are,   as   of   yet,   no   accounting   matters
with   respect   to   the   new   team   of   the   Registrant,   no

              discussions   have   yet   been   held   with   accountants   or
 auditors;



















                    (c)   If   the   registrant   receives   advisement   or
notice   from   its   independent   accountant   requiring   disclosure   under
 p  aragraph   (b)

of   this   Item   4.02,   the   registrant   must:







                                          (1)  p  rovide   the   independent
accountant   with   a   copy   of   the   disclosures   it   is   making   in
response   to   this   Item

4.02   that   the   independent   accountant   shall   receive   no   later
than   the   day   that   the   disclosures   are    fi led   with   the
Commission;



              The   Registrant   has   not   yet   retained   an   independent
 auditor;



                                          (2)   request   the   independent
accountant   to   furnish   to   the   registrant   as  p  romptly   as  p
ossible   a   letter   addressed

to   the   Commission   stating   whether   the   independent   accountant
agrees   with   the   statements   made  b  y   the   registrant   in
response   to   this

Item   4.02   and,   if   not,   stating   the   respects   in   which   it
does   not   agree;   and



              The   Registrant   will   make   such   request   immediately
upon   retaining   said   accountant;





                                          (3)   amend   the   registrant s  p
reviously    fi led   Form   8-K  b  y   filing   the   independent
accountant s   letter   as   an

exhibit   to   the    fi led   Form   8-K   no   later   than   two  b  usiness
  days   after   the   registrant s   receipt   of   the   letter.




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             The   Registrant   will   do   so.



Item   5.01   Changes   in   Control   of   Registrant.



                     (a)   If,   to   the   knowledge   of   the   registrant s
 b  oard   of   directors,   a   committee   of   the  b  oard   of   directors
  or   authorized   officer

or   officers   of   the   registrant,   a   change   in   control   of   the
registrant   has   occurred,   furnish   the   following   information:



                                       (1)   the   identity   of   the  p
erson(s)   who   acquired   such   control;



             The   company,   as   of   March   11,   2005,   had   been
deregistered   for   more   than   15   years.   There   were,

             thus,   no   persons   controlling   the   company   until   the
Registrant's   new   team   reconstituted   the

             company.



             The   company   was   newly   registered   in   the   State   of
Delaware.



             The   company   is,   therefore,   made   up   of   its   new
founding   shareholder,   who   never   had   anything   to

             do   with   the   old   registration   of   the   company.



             For   its   first   identifiers,   the   company   president   and
  board   chair   is   Anthony   Ramos.



                (2)   the   date   and   a   description   of   the
transaction(s)   which   resulted   in   the   change   in   control;



                To   the   extent   that   the   incorporation   in   the
State   of   Delaware   may   constitute   a   change   in   control,

                the   company   was   incorporated   in   the   State   of
Delaware   on   July   1,   2020.



                             (3)   the  b  asis   of   the   control,
including   the  p  ercentage   of   voting   securities   of   the
registrant   now  b  eneficially   owned

directly   or   indirectly  b  y   the  p  erson(s)   who   acquired   control;




             There   are   no   persons   who   directly   or   indirectly
control   the   company.   The   new   Registrant   has

accomplished   the   creation   of   a   board,   officers   and   directors,
and   of   necessary   resolutions   for,   among   other

things,   bylaws,   and   the   conforming   of   the   Registrant   to   file
 under   the   OTC   251   program;



                          (4)   the   amount   of   the   consideration   used
b  y   such

                person(s);



             There   has   been   no   formal   distribution   of   shares   as
  of   the   filing   of   this   Form   8-K;



                             (5)   the   source(s)   of   funds   used  b  y
the  p  erson(s),   unless   all   or   any  p  art   of   the   consideration
 used   is   a   loan   made   in

the   ordinary   course   of  b  usiness  b  y   a  b  ank   as   de fi ned  b
y   Section   3(a)(6)   of   the   Act,   in   which   case   the   identity
of   such  b  ank   may  b  e

omitted  p  rovided   the  p  erson   who   acquired   control:



             There   have   been   no   funds   expended   and   no   loans;



                                       (i)   has   made   a   request   for
confidentiality  p  ursuant   to   Section   13(d)(1)(B)   of

                          the   Act;


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             There   are   no   persons   who   have   made   any   requests
for   confidentiality;







                                             (ii)   states   in   the   report
 that   the   identity   of   the  b  ank   has  b  een   so   omitted   and
filed

                      separately   with   the   Commission.



           There   have   been   no   such   omissions   and   no   such
separate   filings   as   of   the   filing   of   this   Form

         8-K;



                              (6)   the   identity   of   the  p  erson(s)
from   whom   control   was   assumed;



                 There   are   no   persons   from   whom   control   was
assumed.   The   original   Registrants   issued   their

                 wrapping   up   Form   8-K   on   March   7,   2002,
pursuant   to   some   patent   opportunities   that   had   been

                 made   by   and   between   them   and   others;



                 (7)   any   arrangements   or   understandings   among
members   of  b  oth   the   former   and   new   control   groups   and
their

                 associates   with   respect   to   election   of   directors
or   other   matters;



             There   are   no   arrangements   of   any   kind   among   the
former   members   and   the   current   Registrant's   new

             team,   and   there   were   never   any   such   arrangements;



                           and



                                        (8)   if   the   registrant   was   a
shell   company,   other   than   a  b  usiness   combination   related   shell
  company,   as

those   terms   are   defined   in   Rule   12b-2   under   the   Exchange
Act   (17   CFR   240.12b-2),   immediately  b  efore   the   change   in
control,   the

information   that   would  b  e   required   if   the   registrant   were
filing   a   general   form   for   registration   of   securities   on   Form
 10   under   the

Exchange   Act   reflecting   all   classes   of   the   registrant s
securities   subj ect   to   the   reporting   requirements   of   Section   13
  (15   U.S.C.   78m)

or   Section   15(d)   (15   U.S.C.   78o(d))   of   such   Act   upon
consummation   of   the   change   in   control,   with   such   information
reflecting   the

registrant   and   its   securities   upon   consummation   of   the
transaction.  N                otwithstanding   General   Instruction   B.3.
to   Form   8-K,   if   any

disclosure   required  b  y   this   Item   5.01(a)(8)   is  p  reviously
reported,   as   that   term   is   defined   in   Rule   12b-2   under   the
Exchange   Act   (17

CFR   240.12b-2),   the   registrant   may   identify   the   filing   in
which   that   disclosure   is   included   instead   of   including   that
disclosure   in   this

report.



             The   Registrant   company's   new   team   is   unable   to
determine   the   answer   to   this   question.   The

             company   was   deregistered   by   the   S.E.C.   more   than
15   years   ago.   For   this   new   registration,   however,

             the   company   reiterates   that   this   Form   8-K   is
strictly   confined   to   such



             allowances   as   are   provided   for   in   the   rules
governing   the   new   OTC   251   program,   and   anything   in   this



             form   that   is   to   the   contrary,   may   be   stricken
from   this   filing.







        (b)   Furnish   the   information   required  b  y   Item   403(c)   of
  Regulation   S-K   (17   CFR   229.403(c)).






----------------------- Page 8-----------------------

             There   are   no   arrangements   that   are   responsive   to
this   part,   and   as   otherwise   defined   in   17   CFR

        229.403(c).







Item   5.02   Departure   of   Directors   or   Certain   Officers;   Election
 of   Directors;   Appointment   of   Certain   Officers;   Compensatory

Arrangements   of   Certain   Officers.



                     (a)(1)    If    a    director    has    resigned    or
refuses    to    stand    for   re-election   to   the  b  oard   of
directors   since   the   date   of   the   last

annual    meeting    of    shareholders   b  ecause    of    a    disagreement
  with    the    registrant,    known    to    an    executive    officer    of
   the    registrant,   as

defined    in    17    CFR    240.3b-7,    on    any    matter    relating
to    the    registrant s    operations,   p  olicies    or   p  ractices,
or    if    a    director    has   b  een

removed   for   cause   from   the  b  oard   of   directors,   disclose   the
 following   information:



             There   are   no   persons,   directors   or   otherwise,   who
would   allow   a   response   to   this   entire   Item   5.02.



             The   Registrant's   new   team   members   became   directors
only   upon   the   Registrant   being   reconstituted.



             In   addition,   and   inasmuch   as   the   company   had   been
 deregistered   by   the   S.E.C.   more   than   18   years   ago,



             none    of    the   previous            directors    are    known
  to    the    current    new    team,    and,   even   if   such   were,
would   not

             hold   any   position   with   the   new   registration   so   as
 to   be   responsive   to   this   section.







Item   5.03   Amendments   to   Articles   of   Incorporation   or   Bylaws;
Change   in   Fiscal

Year.



(a)   If   a   registrant   with   a   class   of   equity   securities
registered   under   Section   12   of   the   Exchange   Act   (15   U.S.C.
78l)   amends   its   articles

of   incorporation   or  b  ylaws   and   a  p  roposal   for   the   amendment
  was   not   disclosed   in   a  p  roxy   statement   or   information
statement   filed  b  y

the   registrant,   disclose   the   following   information:



        (1)   the   effective   date   of   the   amendment;



        The   new   team   registered   the   Registrant   on   July   1,
2020   in   the   State   of   Delaware.   Consistent

        therewith,   the   new   board   adopted   resolutions   in   order
to   conform   this   filing   with   the   OTC   251

        program.



        Therefore,   there   are   no   amendments,   but   rather,   new
corporate   governance   documents,   by   way   of

        resolutions,   have   already   been   adopted   by   the   board   of
 directors.



        and,



        (2)   a   description   of   the  p  rovision   adopted   or   changed
b  y   amendment   and,   if   applicable,   the  p  revious

        provision.


----------------------- Page 9-----------------------

         The   new   Registrant   passed   corporate   governance
resolutions,   which   are   consistent   with   the

         new   OTC   251   program   rules.



(b)   If   the   registrant   determines   to   change   the   fiscal   year
from   that   used   in   its   most   recent   filing   with   the
Commission   other   than  b  y

means   of:



         (1)   a   submission   to   a   vote   of   security   holders
through   the   solicitation   of  p  roxies   or   otherwise;   or



         The   new   Registrant   has   made   December   31   of   each
year,   the   end   of   its   fiscal   year;



         (2)   an   amendment   to   its   articles   of   incorporation   or
b  ylaws,



         The   new   articles   reflect   this   fiscal   year   designation.




disclose   the   date   of   such   determination,   the   date   of   the
new   fiscal   year   end   and   the   form   (for   example,   Form   10-K
or   Form   10-Q)   on

which   the   report   the   transition  p  eriod.



              This   information   has   been   made   in   the   form   of
resolutions   already   passed   by   the   board.



Item   8.01   Other   Events.



The   registrant   may,   at   its   option,   disclose   under   this   Item
8.01   any   events,   with   respect   to   which   information   is   not
otherwise   called   for

by   this   form,   that   the   registrant   deems   of   importance   to
security   holders.   The   registrant   may,   at   its   option,   file   a
report   under   this   Item

8.01   disclosing   the   nonpublic   information   required   to  b  e
disclosed  b  y   Regulation   FD   (17   CFR   243.100   through   243.103).




The   Registrant   is   intending   to   file   its   application   for
qualification   under   the   new   OTC   251  p  rogram.   Thus,   subsequent
 to   the   filing   of

this    Form    8-K,    the    Registrant    will    file    its    electronic
  Form    1-A,    and    its    Offering    Circular,    for    Parts    II
and    III,    for    its    Reg.    A+

qualification   under   the  p  rogram.



              Item   9.01   Financial   Statements   and   Exhibits.



List  b  elow   the    fi nancial   statements,  p  ro   forma    fi nancial
information   and   exhibits,   if   any,    fi led   as   a  p  art   of
this

report.



              The   Registrant   is   newly   formed,   and   thus,   as   of
yet,   there   are   no   financial   documents   which



              may   be   responsive   to   this   section.









              SIGNATURES



                      Pursuant   to   the   requirements   of   the
Securities   Exchange   Act   of   1934,   the   registrant   has   duly
caused   this   report   to  b  e

signed   on   its  b  ehalf  b  y   the   undersigned   hereunto   duly
authorized.






----------------------- Page 10-----------------------


                       Aimrite   Holdings   Corp.


                           A   Delaware   corporation














                By:




                                       /   s   /





              ______________________________




              Anthony   Ramos,   President




              Aimrite   Holdings   Corp.



For   reviewer   follow   up   and   additional   information,   please
contact   the   Registrants   filer   support   manager:   Tony



Ramos,   OTC   251,   Inc.   at    tony@otc251.com ,   202-236-3427.







                                 DATED:   July   33,   2020